Conservative Allocation Portfolio

Moderate Allocation Portfolio

Total Stock Market Index Portfolio

Supplement to the Statement of Additional Information Dated
September 7, 2017

Effective February 23, 2018, JPMorgan Chase Bank, 383 Madison Avenue, New
York, NY 10179, serves as the custodian for the Conservative Allocation,
Moderate Allocation, and Total Stock Market Index Portfolios (the “Portfolios”).
The custodian is responsible for maintaining the Portfolios’ assets, keeping all necessary accounts and records of the Portfolios’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 64E 022018